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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest Event Reported): October 5, 2005

                    STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.
             (Exact name of Registrant as specified in its charter)

            DELAWARE                    333-124562              20-2698835
(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
         Incorporation)                                    Identification No.)

         NINE GREENWICH OFFICE PARK                                 06831
           GREENWICH, CONNECTICUT
  (Address of Principal Executive Offices)                       (Zip Code)

        Registrant's telephone number, including area code (203) 661-6186

                              ---------------------

                                       N/A
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
       (17 CFR 240.14a-12(b))

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 6.01. ABS INFORMATIONAL AND COMPUTATIONAL MATERIAL.

FILING OF ABS TERM SHEET

Attached as an exhibit are certain materials (the "ABS Term Sheet") furnished to prospective investors in respect of the Registrant's proposed offering of certain classes of certificates of the Carrington Mortgage Loan Trust, Series
2005-FRE1 Asset-Backed Pass-Through Certificates (such classes, the
"Certificates").

The Certificates will be offered pursuant to a Prospectus and related Prospectus
Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act").
The Certificates will be registered pursuant to the Act under the Registrant's
Registration Statement on Form S-3 (No. 333-124562) (the "Registration
Statement"). The Registrant hereby incorporates the ABS Term Sheet by reference in the Registration Statement.

The ABS Term Sheet was prepared solely by Bear, Stearns & Co. Inc., and the
Registrant did not prepare or participate in the preparation of the ABS Term
Sheet.

Any statement or information contained in the ABS Term Sheet shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration
Statement by statements or information contained in the Prospectus.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

INFORMATION AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

EXHIBIT NUMBER       DESCRIPTION

99.1                ABS Term Sheet in connection with certain classes of
                    certificates of the Carrington Mortgage Loan Trust, Series
                    2005-FRE1 Asset-Backed Pass-Through Certificates

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           STANWICH ASSET
                                           ACCEPTANCE COMPANY, L.L.C.

                                           By: /s/ Bruce M. Rose
                                               -----------------------------
                                           Name:   Bruce M. Rose
                                           Title:  President

Dated: October 5, 2005

                                  EXHIBIT INDEX

EXHIBIT NUMBER            DESCRIPTION
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                          ABS Term Sheet in connection with certain classes of
99.1                      certificates of the Carrington Mortgage Loan Trust,
                          Series 2005-FRE1 Asset-Backed Pass-Through
                          Certificates